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                                                                      EXHIBIT 1B

                            AT&T CAPITAL CORPORATION

                           Medium-Term Notes, Series F

                             DISTRIBUTION AGREEMENT

                                 April ___, 1998

[Initial Purchasers]

Ladies and Gentlemen:

        AT&T Capital Corporation, a Delaware corporation (the "Company"), proposes to issue and sell from time to time up to U.S. $5,000,000,000 (or the equivalent thereof in other currencies or currency units) aggregate principal amount of its Medium-Term Notes, Series F (the "Notes"), as such amount shall be reduced by the aggregate principal amount of any other debt securities and the aggregate purchase price of any warrants issued by the Company, whether within or without the United States (the "Other Securities"), pursuant to the Registration Statement discussed in Section II hereof, or otherwise. The Notes are to be issued under an Indenture dated as of April 1, 1998, as amended (the "Indenture") between the Company and The Chase Manhattan Bank, as Trustee (the "Trustee"). The Notes will be represented by either a global security registered in the name of a nominee of The Depository Trust Company (the "Depositary"), as Depositary (a "Book-Entry Note"), or a certificate issued in definitive form (a "Certificated Note"), as selected by the purchaser and agreed to by the Company and specified in the applicable pricing supplement. Beneficial interests in Book-Entry Notes will be shown on, and transfers thereof will be effected only through, records maintained by the Depositary and its participants. Book-Entry Notes will not be issuable in definitive form, except under the circumstances described in the applicable prospectus supplement. The Notes shall be issued in the currency or currency unit (the "Specified Currency") and shall have the maturity ranges, annual interest rate (whether fixed or floating), redemption provisions, repayment provisions and other terms set forth in the Prospectus referred to below as it may be supplemented from time to time, including any applicable pricing supplement (the "Pricing Supplement").

                                       I.

        Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes (a) directly to investors on its own behalf or (b) through other agents, dealers or underwriters, the Company hereby (i) appoints [Initial Purchasers] (each, an "Agent", and collectively, the "Agents") to act as its agents to solicit orders for, and to sell, all or part of the Notes during a period beginning on the date hereof and ending when the Notes have been sold, or such other time as the Company may specify to you in writing, and (ii) agrees that whenever the Company determines to sell Notes directly to any of the Agents as principal



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for resale to others it will enter into a Terms Agreement relating to such sale in accordance with the provisions of Section I(b) hereof.

        (a) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent, severally and not jointly, will use its reasonable best efforts to solicit offers to purchase the Notes upon the terms and conditions set forth in the Prospectus as then amended or supplemented.

        The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. As soon as practicable, but in any event not later than one business day after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

          Unless otherwise agreed between the Company and the Agents, the Company agrees to pay each Agent, as consideration for soliciting the sale of any Notes, a commission in the form of a discount equal to the following percentage of the principal amount of each Note sold by such Agent:

     Term                               Commission Rate
     ----                               ---------------

From 9 months to 13 months              .050%
More than 13 months to 2 years          .200%
More than 2 years to 3 years            .250%
More than 3 years to 4 years            .350%
More than 4 years to 5 years            .450%
More than 5 years to 6 years            .500%
More than 6 years to 7 years            .550%
More than 7 years to 10 years           .600%
More than 10 years to 15 years          .625%
More than 15 years to 20 years          .700%
More than 20 years to 30 years          .750%


The commission payable by the Company to the Agents with respect to notes with maturities greater than 30 years will be negotiated at the time the Company issues such Notes. Each Agent is authorized to solicit offers to purchase Notes only in principal amounts that are integral multiples of U.S. $1,000 or, if denominated in a Specified Currency other than U.S. dollars, then in principal amounts that are integral multiples of 1,000 units of such Specified Currency. Each Agent shall communicate to the Company, orally or in writing, each reasonable offer received by it to purchase Notes. The Company shall have the sole right to accept offers to purchase Notes and may reject any such offer in whole or in part. Each Agent shall have the right to reject, in its


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discretion reasonably exercised, any offer received by it to purchase the Notes in whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein.

        (b) Purchases as Principal. Each sale of Notes to an Agent, as principal, shall be made in accordance with the terms of this Agreement and a separate agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, such Agent. Each such separate agreement (which shall be either (i) substantially in the form of Exhibit A hereto and may take the form of an exchange of any standard form of written telecommunication between such Agent and the Company or (ii) an oral agreement) is herein referred to as a "Terms Agreement." Any oral agreement entered into pursuant to the preceding sentence shall be confirmed promptly in writing. Any written confirmation containing the terms of such an oral agreement delivered or transmitted by the Agent to the Company shall constitute an agreement between such Agent and the Company unless the Company objects thereto in writing within one business day. An Agent's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes to be purchased by such Agent pursuant thereto, the price to be paid to the Company for such Notes, the Specified Currency in which such Notes shall be denominated, on which interest is to be paid and in which the redemption or repayment price, if any, is to be paid, the rate at which interest will be paid on the Notes, whether such rate of interest shall be fixed or floating and the time and place of delivery of any payment for such Notes (the "Settlement Date"). Such Terms Agreement shall also specify any requirements for opinions of counsel and letters from the Company's independent accountants pursuant to Section III hereof and may also contain additional provisions relating to defaults by underwriters and other provisions relating to termination as may be agreed at the time between the Company and the applicable Agent. The Company agrees that if an Agent purchases Notes as principal for resale, such Agent shall receive such compensation, in the form of a discount or otherwise, as shall be indicated in the applicable Terms Agreement or, if no compensation is indicated therein, a commission in accordance with the schedule set forth in subsection (a) of this Section I.

        (c) Procedures. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Medium-Term Notes, Series F, Administrative Procedures (attached hereto as Exhibit B) (the "Procedures"), as amended from time to time. The Procedures may be amended only by written agreement of the Company and the Agents.

        (d) Delivery. The documents required to be delivered by Section III of this Agreement shall be delivered on the date hereof or at such other time as you and the Company may agree upon in writing (each a "time of closing").

        (e) Other Securities. The Company agrees to notify each Agent of sales by the Company of the Other Securities.



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                                       II.


        The Company represents and warrants to each Agent that:

        (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement including a prospectus relating to debt securities and warrants of the Company, including the Notes, which has become effective under the Securities Act of 1933 (the "Act"), and has filed or will file with, or has delivered or will deliver for filing to, the Commission a prospectus supplement specifically relating to the Notes pursuant to Rule 424 under the Act. The term "Registration Statement" means such registration statement as amended to the date hereof, together with such prospectus supplement as amended to the date hereof. The term "Basic Prospectus" means the prospectus, as amended, included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the prospectus supplement or supplements specifically relating to the Notes, as filed with, or delivered for filing to, the Commission pursuant to Rule 424. The term "preliminary prospectus" means any preliminary prospectus supplement specifically relating to the Notes together with the Basic Prospectus. As used herein, Registration Statement, Basic Prospectus, Prospectus, and preliminary prospectus shall include in each case the material, if any, incorporated by reference therein.

        (b) (i) Each part of the Registration Statement relating to the Notes, filed with the Commission pursuant to the Act, when such part became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) each Prospectus, if any, relating to any Notes, filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the applicable rules and regulations of the Commission thereunder, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder and (iv) the Registration Statement and the Prospectus do not and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, any preliminary prospectus or the Prospectus in reliance upon written information furnished to the Company by or on behalf of any Agent specifically for inclusion therein or as to any statements in or omissions from the Statement of Eligibility and Qualification of the Trustee under the Indenture.

        (c) Each document or portion thereof incorporated by reference in the Prospectus complied when filed with the Commission in all material respects with the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), together with the applicable instructions, rules and regulations of the Commission thereunder, and each document, if any, hereafter filed under the Exchange Act and so incorporated by reference in the Prospectus


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will comply when so filed in all material respects with the requirements of such
Exchange Act, instructions, rules and regulations.

        (d) The accountants who have certified or shall certify the financial statements filed and to be filed with the Commission as parts of the Registration Statement and the Prospectus are public or certified accountants, independent with respect to the Company, as required by the Act and the rules and regulations of the Commission thereunder.

        (e) This Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company and constitute the valid and binding agreements of the Company except as rights to indemnification and contribution hereunder may be limited by applicable law.

        (f) (i) The Indenture has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles); (ii) the Notes have been validly authorized for issuance and sale pursuant to this Agreement and, when the terms of a particular Note and of its issuance and sale have been duly established in accordance with the Indenture and this Agreement, and when such Note has been duly executed, authenticated, delivered and paid therefor as provided in this Agreement and the Indenture, such Note will be validly issued and outstanding, and will constitute the valid and binding agreement of the Company entitled to the benefits of the Indenture and enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles); (iii) each of the Operating Agreement, the Intercompany Agreement, the Tax Agreements and the License Agreement (each between the Company and AT&T Corp. and dated as of June 25, 1993) have been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company; and (iv) the Notes and the Indenture conform to the descriptions thereof contained in the Prospectus.

        (g) Each of the Company and each of its subsidiaries has been duly incorporated, is validly existing and in good standing under the laws of its respective jurisdiction of incorporation, is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its respective ownership of properties or the conduct of its respective businesses requires such qualification (except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole), and has the power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged, as described in the Prospectus.

        (h) Neither the Company nor any of its subsidiaries is in violation of its corporate charter or bylaws or in default under any agreement, indenture or instrument, the effect



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of which violation or default would be material to the Company and its subsidiaries taken as a whole.

        (i) The execution, delivery and performance of this Agreement and any applicable Terms Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any if its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, the effect of which breach, violation or default would be material to the Company and its subsidiaries taken as a whole; and except for the registration of the Notes under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase or distribution of the Notes by the Agents, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution and delivery by the Company of, compliance by the Company with the provisions of, or consummation of the transactions contemplated by, this Agreement and any Terms Agreement, except to the extent that the effect of the failure to obtain such consent, approval, authorization or order or to make such filing or registration would not be material to the Company and its subsidiaries taken as a whole.

        (j) The Company is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

                                      III.

        The obligations of each Agent hereunder and under any Terms Agreement are subject to the following conditions:

        (a) At the time of closing and at each Settlement Date with respect to any Terms Agreement, the Indenture shall be qualified under the Trust Indenture Act and no stop order suspending the effectiveness of the Registration Statement as amended from time to time, shall be in effect, no proceedings for that purpose shall be pending before, or threatened by, the Commission, and at the time of closing each Agent shall have received, and at each Settlement Date with respect to any Terms Agreement, if called for by such Terms Agreement, the Agent which is a party thereto shall have received, a certificate, dated the time of closing or such applicable Settlement Date and signed by the President, a Vice President or the Treasurer of the Company to the effect that no such stop order is in effect and, to the knowledge of the Company, no proceedings for such purpose are pending before, or threatened by, the Commission.



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        (b) At or prior to the time of closing each Agent shall have received, and at each Settlement Date with respect to any Terms Agreement, if called for by such Terms Agreement, the Agent which is a party thereto shall have received, from counsel for the Company, to the effect that

        (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and in good standing as a foreign corporation in all jurisdictions in which its ownership or leasing of properties or the conduct of its businesses requires such qualification (except where the failure to so qualify or be in good standing would not have a material adverse effect upon the Company and its subsidiaries taken as a whole), and has all power and authority necessary to own its respective properties and conduct the businesses in which it is engaged, as described in the Prospectus;

        (ii) The issue and sale of the Notes by the Company and the compliance by the Company with all the provisions of this Agreement, (and, if the opinion is being given on account of the Company having entered into a Terms Agreement, the applicable Terms Agreement) and the Indenture, and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the Company and its subsidiaries taken as a whole); and, except for the registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase or distribution of the Notes by the Agents, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution and delivery by the Company of, compliance by the Company with the provisions of, or the consummation of the transactions contemplated by this Agreement and any applicable Terms Agreement, except to the extent that the effect of the failure to obtain such consent, approval, authorization, qualification or order or to make such filing or registration would not be material to the Company and its subsidiaries taken as a whole;

        (iii) The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and is a valid and binding agreement of the Company enforceable in accordance with its terms (except as enforcement thereof



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     may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles);

        (iv) The Notes are in a form contemplated by the Indenture and have been duly authorized by all necessary corporate action and (other than in the case of an opinion delivered at a Settlement Date) when the terms of a particular Note and of its issuance and sale have been duly established in accordance with the Indenture and this Agreement so as not to violate any applicable law or agreement or instrument then binding on the Company, and when such Note has been duly executed and authenticated as specified in the Indenture and delivered against payment therefor in accordance with this Agreement, such Note will be a valid and binding agreement of the Company enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equity principles), and entitled to the benefits of the Indenture;

        (v) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

        (vi) The statements made in the Prospectus under the captions "Description of the Debt Securities", "Description of Medium-Term Notes, Series F" and "Plan of Distribution", insofar as such statements constitute summaries of the legal matters, documents or proceedings specifically referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

        (vii) This Agreement (and, if the opinion is being given on account of the Company having entered into a Terms Agreement, the applicable Terms Agreement) has been duly authorized, executed and delivered on behalf of the Company and is valid and binding on the Company, except as rights to indemnification and contribution hereunder may be limited under applicable law; and

        (viii) Except as to financial statements and schedules contained therein, as to which such counsel is not called upon to express any opinion or belief, (A) each document or portion thereof incorporated by reference in the Registration Statement and the Prospectus complied when filed with the Commission as to form in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, (B) each part of the Registration Statement filed with the Commission, when it became effective, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder, (C) the Registration Statement and the Prospectus, as amended or supplemented, if applicable, comply, and at the date of this Agreement complied, as to



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     form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder, (D) the Registration Statement, as of its effective date, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (E) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (c) At or prior to the time of closing each Agent shall have received, and at each Settlement Date with respect to any Terms Agreement, if called for by such Terms Agreement, the Agent which is a party thereto shall have received, from Sidley & Austin, special tax counsel to the Company, an opinion confirming as correct in all material respects the opinion of such counsel expressed or referred to under "Material Federal Income Tax Consequences" in the Prospectus.

        (d) At or prior to the time of closing each Agent shall have received, and at each Settlement Date with respect to any Terms Agreement, if called for by such Terms Agreement, the Agent which is a party thereto shall have received, from Sullivan & Cromwell, an opinion or opinions with respect to the incorporation of the Company, the validity of the Notes, the Registration Statement, the Prospectus and other related matters as the Agents or such Agent may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling such counsel to pass upon such matters.

        (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, as amended and supplemented to the time of closing, date of acceptance by the Company of an offer to purchase Notes or date of a Terms Agreement, as the case may be, there shall not have been (i) any material adverse change in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus, as amended and supplemented to such time of closing, date of acceptance by the Company or date of such Terms Agreement, or (ii) any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act or any public announcement that any such organization has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities; the representations and warranties of the Company herein shall be true at the time of closing, each date of acceptance by the Company of an offer to purchase Notes and at each Settlement Date with respect to any Terms Agreement; the Company shall not have failed, at or prior to the time of closing, such date of acceptance by the Company of an offer to purchase Notes or such applicable Settlement Date, to have performed all agreements herein contained which should have been performed by it at or prior to such time; and each Agent shall have received at the time of closing, and the Agent which is a party to any Terms Agreement shall have received at each Settlement Date with respect to any such Terms Agreement, a certificate to the foregoing


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effect dated the day of the closing and signed by the President, a Vice
President or the Treasurer of the Company.

        (f) At or prior to the time of closing each Agent shall have received, and at each Settlement Date with respect to any Terms Agreement, if called for by such Terms Agreement the Agent which is party thereto shall have received, executed copies of a letter from the Company's independent accountants addressed to the Company and to each Agent, if delivered at the time of closing, or to the Company and the applicable Agent if delivered in connection with any Terms Agreement, dated as of the closing date or the Settlement Date, as appropriate, to the effect that (i) they are independent public accountants as required by the Act and the applicable published rules and regulations of the Commission thereunder; (ii) the audited financial statements contained in or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the applicable published rules and regulations of the Commission thereunder; and
(iii) nothing has come to their attention as the result of specified procedures not constituting an audit that caused them to believe (A) that the unaudited financial statements, if any, contained in or incorporated by reference as aforesaid, do not so comply and are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements contained as aforesaid,
(B) that there was any change in the capital stock or long or intermediate term debt of the Company, or any decrease in net assets, from the date of the latest balance sheet which is contained in or incorporated by reference in the Registration Statement as aforesaid to a date not more than five days prior to the date of such letter or (C) that there were any decreases, as compared with the corresponding period in the preceding year, in total revenues, income before interest deductions or net income from the date of the latest figures for such items contained in the Registration Statement to the date of the latest available financial statements of the Company; provided, that with respect to any of the items specified in clause (iii), such letter may contain an exception for matters which the Registration Statement discloses have occurred or may occur; and provided further, that the letter may vary from the requirements specified in this subparagraph in such manner as may be acceptable to each Agent if delivered at the time of closing or the applicable Agent if delivered in connection with a Terms Agreement.

        In case, at the time of closing, and at each Settlement Date with respect to any Terms Agreement, any of the conditions specified above in this
Article III shall not have been fulfilled, this Distribution Agreement may be terminated by the Agents, if such failure occurs at the time of closing, or such Terms Agreement may be terminated by the applicable Agent, if such failure occurs at a Settlement Date with respect to such Terms Agreement, in each case by delivering written notice of termination to the Company. Any such termination shall be without liability of any party to any other party.



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                                       IV.


        The obligation of the Company to deliver the Notes upon payment therefor shall be subject to the following conditions: at the time of closing, and at each Settlement Date with respect to any Terms Agreement, the Indenture shall be qualified under the Trust Indenture Act and no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall be in effect and no proceedings for this purpose shall then be pending before, or threatened by, the Commission.

        In case the conditions specified above in this Article IV shall not have been fulfilled, this Agreement may be terminated by the Company by delivering written notice of termination to the Agents, if such failure occurs at the time of closing, or such Terms Agreement may be terminated by the Company by delivering written notice of termination to the applicable Agent, if such failure occurs at a Settlement Date with respect to such Terms Agreement;

        Any such termination shall be without liability of any party to any other party.


                                       V.


        In further consideration of your agreements herein contained with respect to any Notes, the Company covenants and agrees as follows:

        (a) To furnish each of you, without charge, a copy of the Registration Statement, including exhibits and materials, if any, incorporated by reference therein and, during the period mentioned in paragraph (d) below, as many copies of the Prospectus, relating to such Notes, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request. The terms "supplement," and "amendment" or "amend" as used in this Agreement shall include all documents filed by the Company with the Commission subsequent to the date of the Basic Prospectus pursuant to the Exchange Act which are deemed to be incorporated by reference in the Prospectus.

        (b) To advise each of you promptly (confirming such advice in writing) of any official request made by the Commission for an amendment to the Registration Statement or Prospectus or for additional information with respect thereto and of any official notice of the institution of proceedings for, or of the entry of, a stop order suspending the effectiveness of the Registration Statement. The Company will use its best efforts to prevent the issuance of any such stop order, and, if such a stop order should be entered, the Company will make every reasonable effort to obtain the lifting or removal thereof as soon as possible.

        (c) Not to file any amendment or supplement to the Registration Statement or the Prospectus with respect to the Notes of which you shall not previously have been advised or which shall be disapproved by Sullivan & Cromwell, your counsel, and not to file any document pursuant to the Exchange Act which is deemed to be incorporated by reference in the Prospectus of which Sullivan & Cromwell shall not previously have been advised.

        (d) If, during such period after the first date of the public offering of such Notes as in the opinion of Sullivan & Cromwell, your counsel, the Prospectus relating to such Notes is required by law to be delivered, any event shall occur as a result of which it is necessary to amend or supplement such Prospectus in order to make the statements therein, in the light of the circumstances when such Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement such Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to each of you, either amendments or supplements to such Prospectus so that the statements in such Prospectus as so amended or supplemented will not, in the light of the circumstances when such Prospectus is delivered to a purchaser, be misleading or so that such Prospectus will comply with law.

        (e) To use its best efforts to qualify the Notes, or to assist in the qualification of the Notes by or on behalf of each of you, for offer and sale under the securities or Blue Sky laws of such jurisdictions as each of you may reasonably request, and to pay all expenses with respect thereto (including counsel fees), provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction, or to incur or to pay any such expenses if no Notes are delivered to and purchased by any Agent by reason of an Agent's default in making payment for the Notes.

        (f) To cause to be made generally available to its security holders as soon as practicable an earning statement or statements which shall meet the requirements of Section II(a) of the Act and Rule 158 promulgated thereunder covering a period of twelve months which shall begin not later than the closing date of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158 under the Act) of the Registration Statement with respect to each sale of Notes.

        (g) To apply the proceeds from the sale of the Notes as set forth under the heading "Use of Proceeds" appearing in the Prospectus.

        (h) Each acceptance by the Company of an offer for the purchase of Notes, and each sale of Notes to the applicable Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to you pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent, or the applicable Agent, of the Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended and supplemented to each such time).

        (i) Each time the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates (excluding any change in the formula by which such interest rate may be determined) or maturities offered on the Notes or for a change deemed immaterial in the reasonable opinion of the Agents), or if the Company sells Notes to an Agent pursuant to a Terms Agreement, and if so indicated in the applicable Terms Agreement, the Company will deliver or cause to be delivered forthwith to each Agent or, in the case of a sale of Notes pursuant to a Terms Agreement, to the applicable Agent, a certificate of the Company signed by the President, a Vice President or the Treasurer of the Company, dated the date of the effectiveness of such amendment or filing or supplement or sale, as the case may be, in form reasonably satisfactory to such Agent, to the effect that the statements contained in the certificates referred to in Sections III(a) and (e) that was last furnished to the Agent (either pursuant to Sections III(a) and (e) or pursuant to this Section V(i)) are true and correct as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificates, certificates of the same tenor as the certificates referred to in Sections III(a) and (e) relating to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificates.

        (j) Each time the Registration Statement or the Prospectus is amended or supplemented, or if so indicated in the applicable Terms Agreement, the Company sells Notes to an Agent pursuant to a Terms Agreement the Company shall furnish or cause to be furnished forthwith to each Agent, or, in the case of a sale of Notes pursuant to a Terms Agreement, to the applicable Agent, written opinions of counsel and special tax counsel to the Company satisfactory to such Agent; provided, however, that such opinions need not be furnished with respect to an amendment or supplement (i) providing solely for a change in the interest rates offered on the Notes (other than a change in the formula by which such interest rate may be determined) or for a change deemed immaterial in the reasonable opinion of such Agent, or (ii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter, unless, in the case of clause (ii) above, in the reasonable judgment of such Agent, such financial statements or other information are of such a nature that an opinion of counsel should be furnished; provided, further that such counsel need not provide opinions regarding the content of such financial statements. Any such opinion shall be dated the date of such amendment or supplement, in form satisfactory to the Agent to whom such opinions will be delivered, and shall be of the same tenor as the opinion referred to in Sections III(b) and (c) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion. In lieu of such opinion, counsel last furnishing such an opinion to such Agent may furnish to such Agent a letter to the effect that such Agent may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance on such last opinion (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

        (k) Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Registration Statement or the Prospectus, or if so indicated in the applicable Terms Agreement, the Company sells Notes to an Agent pursuant to a Terms Agreement, the Company shall cause the Company's independent accountants forthwith to furnish each Agent or, in the case of a sale of Notes pursuant to a Terms Agreement, to the applicable Agent, a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, or the date of such sale, as the case may be, in form satisfactory to the Agents, of the same tenor as the letter referred to in Section III(f) with regard to the amended or supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter.

        (l) Between the date of any Terms Agreement and the Settlement Date with respect to such Terms Agreement, the Company will not, without your prior consent, offer or sell, or enter into any agreement to sell, any debt securities of the Company substantially similar to the Notes (other than the Notes that are to be sold pursuant to such Terms Agreement and commercial paper in the ordinary course of business), except as may otherwise be provided in any such Terms Agreement.

        (m) The Company will pay all expenses incident to the performance of its obligations under this Agreement and any applicable Terms Agreement, including:
(i) the preparation and filing of the Registration Statement and all amendments thereto, (ii) the preparation, issuance and delivery of the Notes, (iii) the fees and disbursements of the Company's accountants and of the Trustee and its counsel, (iv) the qualification of the Notes under securities laws in accordance with the provisions of Sections V(e), including filing fees and the reasonable fees and disbursements of your counsel in connection therewith and in connection with the preparation of any Blue Sky Memorandum and any Legal Investment Memorandum, (v) the printing and delivery to you in quantities as herein above stated of copies of the Registration Statement and all amendments thereto, and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to you of copies of the Indenture and any Blue Sky Memorandum and any Legal Investment Memorandum, (vii) any fees charged by rating agencies for the rating of the Notes, (viii) any advertising and other out-of-pocket expenses incurred with the approval of the Company, provided, however, that the expenses of any tombstone advertisement shall be paid by the Agents, and (ix) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.

        The Company shall also reimburse each Agent promptly upon receipt of an invoice from such Agent for the reasonable fees of counsel for such Agent incurred in connection with the offering and sale of the Notes (including the reasonable fees and expenses of special counsel in any state in the event it should become necessary to obtain opinions of such counsel as to usury or other matters of local law in order to obtain or maintain the qualifications referred to in Section V(e) hereof).

                                      VI.


        (a) The Company agrees to indemnify and hold each Agent, and each person, if any, who controls such Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, harmless from and against any and all losses, claims, damages and liabilities with respect to the Notes or any other securities of the Company or its subsidiaries arising because the Registration Statement or any Preliminary Prospectus used in connection with the offering of the Notes (if used within the period set forth in paragraph (d) of Article V hereof and if used as amended or supplemented by all amendments or supplements thereto which have been furnished to you) contained or is alleged to have contained any untrue statement of a material fact or omitted or is alleged to have omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except as to losses, claims, damages or liabilities caused by any such untrue statement or omission or alleged untrue statement or omission made in reliance upon information furnished to the Company herein or otherwise in writing by or on behalf of such Agent for use in connection with the preparation of any Preliminary Prospectus, the Registration Statement or any amendment or supplement thereto, or caused by any statement in or omission from the Statement of Eligibility and Qualification of the Trustee under the Indenture, provided that the indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of an Agent (or to the benefit of any person controlling such Agent) on account of any losses, claims, damages or liabilities arising from the sale of Notes to any person if a copy of the Prospectus (as amended or supplemented by all amendments or supplements thereto which have been furnished to such Agent, but without documents incorporated by reference therein or exhibits) shall not have been sent, mailed or given by or on behalf of such Agent to such person, if required by the Act, at or prior to the written confirmation of the sale of such Notes to such person.

        (b) Each Agent agrees severally and not jointly to indemnify and hold the Company, each of its directors, each of its officers who sign the Registration Statement, and each person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, harmless from and against any and all losses, claims, damages and liabilities, joint or several, or any action in respect thereof arising because the Registration Statement or any preliminary prospectus relating to the Notes or any amendment or supplement thereto contained or is alleged to have contained any untrue statement of a material fact or omitted or is alleged to have omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or omission or alleged untrue statement or omission was made in the Registration Statement or any such Preliminary Prospectus or any amendment or supplement thereto in reliance upon information furnished to the Company herein or otherwise in writing by or on behalf of such Agent for use in connection with the preparation thereof.

        (c) The Company and each Agent agree that upon the commencement of any action against it, its directors, its officers who sign the Registration Statement, or any person controlling it as aforesaid in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party or parties otherwise than on account of such indemnity agreement. In case of such notice of any such action, the indemnifying party or parties shall be entitled to participate at its or their own expense in the defense of such action, or, if it or they so elect, to assume the defense of such action, and in the latter event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party or parties shall not elect to assume the defense of such action, such indemnifying party or parties will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them. In the event that the parties to any such action (including impleaded parties) include both the indemnifying party and the indemnified party and either (i) the indemnifying party or parties and indemnified party or parties mutually agree or
(ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, then the indemnifying party or parties shall not have the right to assume the defense of such action on behalf of such indemnified party or parties and will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them and satisfactory to the indemnifying party or parties, it being understood that the indemnifying party or parties shall not, in connection with any one action or separate but similar or related actions arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) for all such indemnified parties, which firm shall be designated in writing by the Agent who is a party to the proceeding or, if more than one Agent is party to the proceedings, by mutual agreement of the Agents, or controlling persons are indemnified parties and by the Company in the case of an action in which the Company or any of its directors, officers or controlling persons are indemnified parties. The indemnifying party or parties shall not be liable under this Agreement with respect to any settlement made by an indemnified party or parties without prior written consent by the indemnifying party or parties to such settlement.

        (d) If the indemnification provided for in paragraph (a) or (b) above is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect primarily the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Notes and also to reflect where appropriate the relative fault of the Company on the one hand and of each Agent on the other in connection with the statements or omissions or alleged statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and of each Agent shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by each Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this paragraph (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in this paragraph (d) shall be deemed to include, subject to the limitation set forth above in this Article VI, any legal or other expenses reasonably incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this paragraph (d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes distributed by it were offered to the public exceeds the amount of any damages which such Agent has been required to pay, otherwise than pursuant to this paragraph (d), by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        The indemnity and contribution agreements contained in this Article VI and the representations and warranties of the Company in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or of any Terms Agreement hereunder, (ii) any investigation made by any Agent or on its behalf or any person controlling any Agent or by or on behalf of the Company, its directors or officers or any person controlling the Company and (iii) acceptance of and payment for any of the Notes.

        This Agreement and any Terms Agreement hereunder shall inure to the benefit of the Company, its directors, its officers who sign the registration statement, each Agent, or in the case of any such Terms Agreement, the applicable Agent and each controlling person referred to in Article VI hereof and their respective successors. Nothing in this Agreement or in any Terms Agreement hereunder is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any Terms Agreement hereunder or any provision herein or therein contained. The term "successor" as used in this Agreement or any Terms Agreement hereunder shall not include any purchaser, as such purchaser, of any of the Notes from an Agent.

        The provisions of this Agreement relating to the solicitation of offers to purchase Notes from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent insofar as this Agreement relates to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Notes already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination and (z) in any event, this Agreement shall remain in full force and effect insofar as the third paragraph of Article I(a), Article V(f), Article V(m) and Article VI are concerned.

        This Agreement and any Terms Agreement may be executed in any number of counterparts each of which shall be an original, with the same effect as of the signatures thereto and hereto were upon the same instrument.

        This Agreement and any Terms Agreement hereunder shall be governed by and construed in accordance with the laws of the State of New York.

                                 Very truly yours,

                                 AT&T Capital Corporation

                                 By
                                    --------------------------------------------
                                    Title:   Treasurer

Accepted:

Lehman Brothers Inc.

By
  --------------------------
  Title:



Goldman, Sachs & Co.

By
  --------------------------
  Title:



Merrill Lynch, Pierce, Fenner & Smith Incorporated

By
  --------------------------
  Title:

Morgan Stanley & Co. Incorporated

By
  --------------------------
  Title:

        This Agreement and any Terms Agreement may be executed in any number of counterparts each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        This Agreement and any Terms Agreement hereunder shall be governed by and construed in accordance with the laws of the State of New York.


                                   Very truly yours,

                                   AT&T Capital Corporation


                                   By
                                     -------------------------------------------
                                     Title:   Treasurer


Accepted:

Lehman Brothers Inc.


By
  --------------------------
  Title:



Goldman, Sachs & Co.

By
  --------------------------
  Title:


Merrill Lynch, Pierce, Fenner & Smith Incorporated

By
  --------------------------
  Title:


Morgan Stanley & Co. Incorporated

By
  --------------------------
  Title:

                                                                       EXHIBIT A

                            AT&T CAPITAL CORPORATION

                           Medium-Term Notes, Series F

                                 TERMS AGREEMENT


                                              _________, 199__

AT&T Capital Corporation

Attention:

          Re: Distribution Agreement dated April ___, 1998

          The undersigned agrees to purchase the following principal amount of your Medium-Term Notes, Series F:

                    Specified Currency as to:
                         Principal:
                         Interest:

                    Aggregate Principal Amount: [U.S. $] [other]
                    Price to Public:
                    [Provisions relating to redemption, if any:]
                    [Provisions relating to repayment, if any:]
                    If Fixed Rate Notes:
                         Interest Rate:
                         Maturity:
                         Amortization Schedule:

                    If Floating Rate Notes:*
                         Base Rate:
                         Initial Interest Date:
                         Interest Determination Date:
                         Interest Reset Date:
                         Interest Reset Period:
                         Record Date:
                         Interest Payment Dates:
                         Index Maturity:


----------------------
* See Prospectus Supplement dated April __, 1998 for explanation of terms.

                         Maturity:
                         Maximum Interest Rate:
                         Minimum Interest Rate:
                         Spread:
                         Spread Multiplier:
                         Indexed Currency or Currencies (if any):
                    Settlement Date and Time:
                    Place of Delivery:
                    Calculation Agent:
                    Form of Note (Book-Entry or Certificated)
                    Purchase Price
                    Method of and Specified Funds for Payment of
                         Purchase Price: [By certified or
                         official bank check or checks, payable
                         to the order of the Company, in [New
                         York] Clearing House] [immediately
                         available) funds [By wire transfer to a
                         bank account specified by the Company in [next day][immediately available] funds]
                    Provisions relating to underwriter default,
                         if any:
                    Other termination provisions, if any:

          [The certificates referred to in Section V(i) of the Distribution Agreement, the opinions referred to in Section V(j) of the Distribution Agreement and the accountants letter referred to in Section V(k) of the Distribution Agreement will be required.]

                                        [                   ]


                                        By:
                                           -------------------------------------

Accepted:

AT&T CAPITAL CORPORATION

By:
   ---------------------

                                                                       EXHIBIT B

                            AT&T CAPITAL CORPORATION

             Medium-Term Notes, Series 4, Administrative Procedures


        Medium-Term Notes, Series 4 (the "Notes") are to be offered on a continuous basis by AT&T Capital Corporation (the "Company"). Lehman Brothers Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Morgan Stanley & Co. Incorporated (each, an "Agent", and collectively, the "Agents"), have agreed to solicit purchases of the Notes. The Agents will not be obligated to purchase Notes for their own accounts. The Notes are being sold pursuant to a Distribution Agreement among the Company and each Agent dated January 10, 1997 (the "Distribution Agreement"). The Notes will rank equally with all other unsecured and unsubordinated debt of the Company and have been registered with the Securities and Exchange Commission (the "Commission"). The Chase Manhattan Bank ("CMB") is the trustee (the "Trustee") under the Indenture covering the Notes (the "Indenture").

        Notes will bear interest at either fixed rates ("Fixed Rate Notes") or floating rates ("Floating Rate Notes"). Fixed Rate Notes may pay a level amount in respect of both interest and principal amortized over the life of the Notes ("Amortizing Notes"). Each Note will be represented by either a Global Security (as defined hereinafter) delivered to CMB as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). Except in certain limited circumstances or unless otherwise determined by the Company, an owner of a Book-Entry Note will not be entitled to receive a certificate representing such a Note.

        CMB will act as paying agent ("Paying Agent") for the payment of principal of and premium, if any, and interest on the Notes and will perform, as Paying Agent, unless otherwise specified, the other duties specified herein. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Parts I and II hereof, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Parts I and III hereof. Unless otherwise defined herein, terms defined in the Indenture shall be used herein as therein defined.

        Administrative procedures and specific terms of the offerings are explained below.

PART VII.:    Administrative Procedures for all Notes


Maturities:                                  Each Note will have a maturity from
                                             date of issue of not less than nine
                                             months.

Price to Public:                             Each Note will be issued at 100% of
                                             principal amount unless otherwise
                                             specified in the applicable pricing
                                             supplement.

Acceptance of Orders:                        The Company will have the sole
                                             right to accept offers to purchase
                                             Notes. Each Agent will promptly
                                             advise the Company of each
                                             reasonable offer to purchase Notes
                                             received by it, and, if the Company
                                             has not posted rates, the proposed
                                             rate of interest on such Notes. The
                                             Company may reject an offer in
                                             whole or in part. Each Agent may
                                             reject, in its discretion
                                             reasonably exercised, any offer
                                             received by it in whole or in part.

                                             If the Company accepts an offer to
                                             purchase a Note it will prepare a
                                             pricing supplement reflecting the
                                             terms of such Note and will, so
                                             long as it is a participant in the
                                             Commission's EDGAR program,
                                             electronically submit a version of
                                             such pricing supplement complying
                                             with the rules of the Commission
                                             relating to such program, or, if
                                             the Company is no longer a
                                             participant in such program,
                                             arrange to have ten copies of such
                                             pricing supplement filed with, or
                                             mailed for filing to, the
                                             Commission, in each case no later
                                             than the second business day
                                             following the date such offer is
                                             accepted.

                                             One copy of such filed document
                                             will be sent by telecopy,
                                             overnight, (express or special
                                             delivery (for delivery as soon as
                                             practicable following the trade,
                                             but in no event later than 11:00
                                             a.m. on the Business Day following
                                             the applicable trade date) to the
                                             selling Agent and the Trustee at
                                             the following applicable address:
                                             if to Lehman Brothers Inc., by
                                             telecopy to: Lehman Brothers Inc.,
                                             c/o ADP, Prospectus Services, 536
                                             Broadhollow Road,

                                             Melville, New York 11747, Attention:
                                             Mike Ward, (516) 249-7942, telecopier:
                                             (516) 254-7106, and by hand to: Lehman
                                             Brothers Inc., 3 World Financial
                                             Center, 9th Floor, New York, New
                                             York 10285-0900, Attention: Brunnie
                                             Vazquez, (212) 526-8400; if to
                                             Goldman Sachs & Co, to Karen
                                             Robertson, Goldman, Sachs & Co., 85
                                             Broad Street, New York, New York
                                             10004, (212),902-8401, telecopier:
                                             (212) 902-3000; if to Merrill
                                             Lynch, Pierce, Fenner & Smith
                                             Incorporated via overnight, express
                                             or special delivery packages only
                                             to: Tritech Services, 40 Colonial
                                             Drive, Piscataway, New Jersey
                                             08854, Attention: Prospectus
                                             Operations/Nachman Kimerling, (908)
                                             885-2768, telecopier: (908)
                                             885-2774/75/76; if to Merrill
                                             Lynch, Pierce, Fenner & Smith
                                             Incorporated via all other types of
                                             deliveries, to: Tritech Services,
                                             #4 Corporate Place, Corporate Park
                                             287, Piscataway, New Jersey 08854,
                                             Attention: Prospectus
                                             Operations/Nachman Kimerling, (908)
                                             885-2768, telecopier: (908)
                                             885-2774/75/76; if to Morgan
                                             Stanley Co. Incorporated, to:
                                             Morgan Stanley & Co. Incorporated,
                                             1585 Broadway, 2nd Floor, New York,
                                             New York 10036, Attention: Carlos
                                             Cabrera, MTN Trading Desk,
                                             telecopier: (212) 761-8846; and if
                                             to the Trustee, to: The Chase
                                             Manhattan Bank, Corporate Trust
                                             Administration, 450 West 33rd
                                             Street, New York, New York 10001,
                                             Attention: Greg McFarland, (212)
                                             946-8567, telecopier: (212)
                                             946-8567. For record keeping
                                             purposes, one copy of each Pricing
                                             Supplement, as so filed, shall also
                                             be mailed or telecopied to:
                                             Goldman, Sachs & Co., Registration
                                             Department, 85 Broad Street, New
                                             York, New York 10004, Attention:
                                             Don Hansen, (212) 902-6685,
                                             telecopier: (212) 375-5505; and to
                                             Merrill Lynch, Pierce, Fenner &
                                             Smith Incorporated, World Financial
                                             Center, North Tower, 10th Floor,
                                             New York, New York

                                             10281-1310, Attention: MTN Product
                                             Management, telecopier: (212)
                                             449-2234.

                                             Outdated Pricing Supplements, and
                                             the supplemented Prospectuses to
                                             which they are attached (other than
                                             those retained for files) will be
                                             destroyed.

Procedure for
Rate Changes:                                The Company and the Agent will
                                             discuss from time to time the
                                             aggregate principal amount of, the
                                             issuance price of, and the interest
                                             rates to be borne by, Notes that
                                             may be sold as a result of the
                                             solicitation of orders by the
                                             Agents. When a decision has been
                                             reached to change the interest
                                             rates of Notes being sold by the
                                             Company, the Company will promptly
                                             inform each Agent. Each Agent will
                                             advise the Company with respect to
                                             the changed rates. See "Acceptance
                                             of Orders," above.

Suspension of
Solicitation;
Amendment or
Supplement:                                  The Company may instruct the Agents
                                             to suspend solicitation of
                                             purchases at any time. Upon receipt
                                             of such instructions, the Agents
                                             will forthwith suspend solicitation
                                             until such time as the Company has
                                             advised them that solicitation of
                                             purchases may be resumed.

                                             If the Company decides to amend or
                                             supplement the Registration
                                             Statement or the Prospectus
                                             relating to the Notes, it will
                                             promptly advise the Agents and the
                                             Trustee, and will furnish the
                                             Agents and the Trustee with the
                                             proposed amendment or supplement in
                                             accordance with the terms of the
                                             Distribution Agreement. The Company
                                             will file with the Commission any
                                             supplement to the Prospectus
                                             relating to the Notes including any
                                             supplement which provides solely
                                             for a change in the interest rates
                                             offered on the Notes, provide the
                                             Agents with sufficient quantities
                                             of copies of any supplement within
                                             a reasonable time prior to the
                                             earlier of the delivery of written
                                             confirmation of the sale of
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                                      -6-
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



                                             Notes or the delivery of Notes to
                                             any purchaser thereof, and confirm
                                             to the Agents that such supplement
                                             has been filed with the Commission.
                                             In the event that at the time the
                                             Company suspends solicitation of
                                             purchases there shall be any orders
                                             outstanding for settlement, the
                                             Company will promptly advise the
                                             Agents and the Trustee whether such
                                             orders may be settled and whether
                                             copies of the Prospectus as in
                                             effect at the time of the
                                             suspension may be delivered in
                                             connection with the settlement of
                                             such orders. The Company will have
                                             the sole responsibility for such
                                             decisions and for any arrangements
                                             which may be made in the event that
                                             the company determines that such
                                             orders may not be settled or that
                                             copies of such Prospectus may not
                                             be so delivered.

Delivery of Prospectus:                      Each Agent shall, for each Note
                                             order received by it, deliver a
                                             copy of the Prospectus as most
                                             recently amended or supplemented
                                             (including the pricing supplement
                                             relating to such Note) with the
                                             earlier of the delivery or the
                                             confirmation of sale of the Note to
                                             a purchaser or such purchaser's
                                             agent.

Payment of Selling
Commission and Expenses:                     The selling commission on each sale
                                             of Notes will be calculated by the
                                             applicable Agent and the applicable
                                             Agent will deduct, for its own
                                             account, the selling commission
                                             from the proceeds of each such sale
                                             of Notes. Each Agent will forward,
                                             from time to time at its
                                             discretion, an itemized statement
                                             setting forth the aggregate amount
                                             of out-of-pocket expenses incurred
                                             by it in connection with the
                                             offering and sale of the Notes,
                                             which are reimbursable to it
                                             pursuant to the terms of the
                                             Distribution Agreement. The Company
                                             will promptly remit payment to such
                                             Agent.

Advertising:                                 The Company will determine with
                                             each Agent the form, substance and
                                             amount of advertising
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

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
                                             that may be appropriate in offering
                                             the Notes. Advertising expenses
                                             will be paid by the Company or
                                             reimbursed to the Agents by the
                                             Company; provided, however, that
                                             the expenses of any tombstone
                                             advertisement shall be paid by the
                                             Agents.

PART VIII.:   Administrative Procedures For Book-Entry Notes

        In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, CMB will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and CMB to DTC dated as of the date hereof, and a Medium Term Note Certificate Agreement between CMB and DTC, dated as of December 2, 1988, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").


Issuance:                                    On any date of Settlement (as
                                             defined under "Settlement" below)
                                             for one or more Book-Entry Notes,
                                             the Company will issue a global
                                             security in fully registered form
                                             without coupons (a "Global
                                             Security") representing up to
                                             $200,000,000 principal amount of
                                             all such Notes that have the same
                                             stated maturity, redemption or
                                             repayment provisions, interest
                                             payment dates, interest payment
                                             period and original issue date,
                                             and, in the case of Fixed Rate
                                             Notes, interest rate and
                                             amortization schedule (if any), or
                                             in the case of Floating Rate Notes,
                                             initial interest rate, base rate,
                                             interest payment dates, index
                                             maturity, interest reset period,
                                             interest reset dates, spread or
                                             spread multiplier, minimum interest
                                             rate (if any), and maximum interest
                                             rate (if any) (collectively
                                             "Terms"). Each Global Security will
                                             be dated and issued as of the date
                                             of its authentication by the
                                             Trustee, acting as Authenticating
                                             Agent. No Global security will
                                             represent (i) both Fixed Rate and
                                             Floating Rate Book-Entry Notes or
                                             (ii) any Certificated Note.

Identification Numbers:                      The Company has arranged with the
                                             CUSIP Service Bureau of Standard
                                             Poor's
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                                      -8-
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
                                             Corporation (the "CUSIP Service
                                             Bureau") for the reservation of a
                                             series of CUSIP numbers (including
                                             tranche numbers), which series
                                             consists of approximately 900 CUSIP
                                             numbers and relates to Global
                                             Securities representing the
                                             Book-Entry Notes. The Company has
                                             obtained from the CUSIP Service
                                             Bureau a written list of such
                                             series of reserved CUSIP numbers
                                             and has delivered to CMB and DTC a
                                             written list of such reserved CUSIP
                                             numbers of such series. The Company
                                             will assign CUSIP numbers to Global
                                             Securities as described below under
                                             Settlement Procedure "B". DTC will
                                             notify the CUSIP Service Bureau
                                             periodically of the CUSIP numbers
                                             that the Company has assigned to
                                             Global Securities. At any time when
                                             fewer than 100 of the reserved
                                             CUSIP numbers of the series remain
                                             unassigned to Global Securities,
                                             and if it deems necessary, the
                                             Company will reserve additional
                                             CUSIP numbers for assignment to
                                             Global Securities. upon obtaining
                                             such additional CUSIP numbers, the
                                             Company shall deliver a list of
                                             such additional CUSIP numbers to
                                             CMB and DTC.

Registration:                                Global Securities will be issued
                                             only in fully registered form
                                             without coupons. Each Global
                                             Security will be registered in the
                                             name of CEDE & Co., as nominee for
                                             DTC, on the security register
                                             maintained under the Indenture by
                                             CMB as Registrar. The beneficial
                                             owner of a Book-Entry Note (or one
                                             or more indirect participants in
                                             DTC designated by such owner) will
                                             designate one or more participants
                                             in IDTC (with respect to such Note,
                                             the "Participants") to act as agent
                                             or agents for such owner in
                                             connection with the book-entry
                                             system maintained by DTC, and DTC
                                             will record in book-entry form, in
                                             accordance with instructions
                                             provided by such Participants, a
                                             credit balance with respect to such
                                             beneficial owner in such Note
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                                      -9-
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
                                             in the account of such
                                             Participants. The ownership
                                             interest of such beneficial owner
                                             in such Note will be recorded
                                             through the records of such
                                             Participants or through the
                                             separate records of such
                                             Participants and one or more
                                             indirect participants in DTC.

Transfers:                                   Transfers of a Book-Entry Note will
                                             be accompanied by book entries made
                                             by DTC and, in turn, by
                                             Participants (and in certain cases,
                                             one or more indirect participants
                                             in DTC) acting on behalf of
                                             beneficial transferors and
                                             transferees of such Note.

Exchanges:                                   CMB may deliver to DTC and the
                                             CUSIP Service Bureau at any time a
                                             written notice of consolidation
                                             specifying (i) the CUSIP numbers of
                                             two or more Outstanding Global
                                             Securities that represent (A) Fixed
                                             Rate Book-Entry Notes having the
                                             same terms and for which interest
                                             has been paid to the same date, or
                                             (B) Floating Rate Book-Entry Notes
                                             having the same terms and for which
                                             interest has been paid to the same
                                             date, (ii) a date, occurring at
                                             least thirty days after such
                                             written notice is delivered and at
                                             least thirty days before the next
                                             interest payment date for such
                                             Book-Entry Notes, on which such
                                             Global Securities shall be
                                             exchanged for a single replacement
                                             Global Security and (iii) a new
                                             CUSIP number, obtained from the
                                             Company, to be assigned to such
                                             replacement Global Security. Upon
                                             receipt of such a notice, DTC will
                                             send to its participants (including
                                             CMB) a written reorganization
                                             notice to the effect that such
                                             exchange will occur on such date.
                                             Prior to the specified exchange
                                             date, CMB will deliver to the CUSIP
                                             Service Bureau a written notice
                                             setting forth such exchange date
                                             and the new CUSIP number and
                                             stating that, as of such exchange
                                             date, the CUSIP numbers of the
                                             Global Securities to be exchanged
                                             will no longer be valid. On the
                                             specified exchange


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
                                             date, CMB will exchange such Global
                                             Securities for a single Global
                                             Security bearing the new CUSIP
                                             number and the CUSIP numbers of the
                                             exchanged Global Securities will,
                                             in accordance with CUSIP Service
                                             Bureau procedures, be cancelled and
                                             not immediately reassigned.
                                             Notwithstanding the foregoing, if
                                             the Global Securities to be
                                             exchanged exceed $200,000,000 in
                                             aggregate principal amount, one
                                             Global Security will be
                                             authenticated and issued to
                                             represent each $200,000,000 of
                                             principal amount of the exchanged
                                             Global Security and an additional
                                             Global Security will be
                                             authenticated and issued to
                                             represent any remaining principal
                                             amount of such Global Securities
                                             (see "Denominations" below).

Denominations:                               Book-Entry Notes will be issued in
                                             principal amounts that are integral
                                             multiples of $1,000. Global
                                             Securities will be denominated in
                                             principal amounts not in excess of
                                             $200,000,000. If one or more
                                             Book-Entry Notes having an
                                             aggregate principal amount in
                                             excess of $200,000,000 would, but
                                             for the preceding sentence, be
                                             represented by a single Global
                                             Security, then one Global Security
                                             will be issued to represent each
                                             $200,000,000 principal amount of
                                             such Book-Entry Note or Notes and
                                             an additional Global Security will
                                             be issued to represent any
                                             remaining principal amount of such
                                             Book-Entry Note or Notes. In such a
                                             case, each of the Global Securities
                                             representing such Book-Entry Note
                                             or Notes shall be assigned the same
                                             CUSIP number.

Interest:                                    General. Interest on each
                                             Book-Entry Note will accrue from
                                             the original issue date or the last
                                             date to which interest has been
                                             paid, if any, on the Global
                                             Security representing such Note.
                                             Unless otherwise specified therein,
                                             each payment of interest on a
                                             Book-Entry Note will include
                                             interest accrued to but excluding
                                             the interest payment date (provided

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                                      -11-
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
                                             that in the case of Floating Rate
                                             Notes which reset daily or weekly,
                                             interest payments will include
                                             interest accrued to and including
                                             the record date immediately
                                             preceding the interest payment
                                             date) or maturity date. Interest
                                             payable at the maturity of a
                                             Book-Entry Note will be payable to
                                             the person to whom the principal of
                                             such Note is payable. Standard &
                                             Poor's Corporation will use the
                                             information received in the pending
                                             deposit message described under
                                             Settlement Procedure "C" below in
                                             order to include the amount of any
                                             interest payable and certain other
                                             information regarding the related
                                             Global Security in the appropriate
                                             weekly bond report published by
                                             Standard & Poor's Corporation.

                                             Record. The Record Date with
                                             respect to any interest payment
                                             date shall be the date fifteen
                                             calendar days prior to such
                                             interest payment date, whether or
                                             not such date shall be a Business
                                             Day.

                                             Fixed Rate Book-Entry Notes. Unless
                                             otherwise specified in the
                                             applicable Pricing Supplement,
                                             interest payments on Fixed Rate
                                             Book-Entry Notes (other than
                                             Amortizing Notes) will be made
                                             semiannually on February 15 and
                                             August 15 of each year and at
                                             maturity, and, unless otherwise
                                             specified in the applicable Pricing
                                             Supplement, principal and interest
                                             payments on Book-Entry Amortizing
                                             Notes will be made semiannually on
                                             February 15 and August 15 of each
                                             year, or quarterly on February 15,
                                             May 15, August 15 and November 15
                                             of each year and at maturity;
                                             provided, however, that in the case
                                             of a Fixed Rate Book-Entry Note
                                             issued between a Record Date and an
                                             interest payment date or on an
                                             interest payment date, the first
                                             interest payment will be made on
                                             the interest payment date following
                                             the next succeeding Record Date to
                                             the registered holder on such next
                                             succeeding Record Date



                                      -12-
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
                                             of such Fixed Rate Book-Entry Note;
                                             provided further, that if any
                                             interest payment date falls on a
                                             day that is not a Business Day, the
                                             required payment of principal,
                                             premium, if any, and/or interest
                                             will be made on the next succeeding
                                             Business Day as if made on the date
                                             such payment was due, and no
                                             interest will accrue on such
                                             payment for the period from and
                                             after such interest payment date to
                                             the date of such payment on the
                                             next succeeding Business Day.

                                             Floating Rate Book-Entry Notes.
                                             Unless otherwise specified in the
                                             applicable Pricing Supplement,
                                             interest payments will be made on
                                             Floating Rate Book-Entry Notes
                                             monthly, quarterly, semi-annually,
                                             or annually. Unless otherwise
                                             agreed upon, interest will be
                                             payable, in the case of Floating
                                             Rate Book-Entry Notes with a
                                             monthly interest payment period, on
                                             the third Wednesday of each month;
                                             with a quarterly interest payment
                                             period, on the third Wednesday of
                                             February, May, August and November
                                             of each year; with a semi-annual
                                             interest payment period on the
                                             third Wednesday of the two months
                                             specified pursuant to Settlement
                                             Procedure "A", below; and with an
                                             annual interest payment period, on
                                             the third Wednesday of the month
                                             specified pursuant to Settlement
                                             Procedure "A" below; provided,
                                             however, that if an interest
                                             payment date for Floating Rate
                                             Book-Entry Notes (other than the
                                             maturity date) would otherwise be a
                                             day that is not a Business Day such
                                             interest payment date will be
                                             postponed to the next succeeding
                                             day that is a Business Day, except
                                             that in the case of a LIBOR Note,
                                             if such Business Day falls in the
                                             next succeeding calendar month,
                                             such interest payment date will be
                                             the immediately preceding Business
                                             Day. If the maturity date of a
                                             Floating Rate Book-Entry Notes
                                             falls on a day that is not a
                                             Business Day, the required payment
                                             of principal, premium, if any,
                                             and/or
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
                                             interest will be made on the next
                                             succeeding Business Day as if made
                                             on the date such payment was due,
                                             and no interest shall accrue on
                                             such payment for the period from
                                             and after the Maturity Date to the
                                             date of such payment on the next
                                             succeeding Business Day. In the
                                             case of a Floating Rate Book-Entry
                                             Note issued between a Record Date
                                             and an interest payment date, the
                                             first interest payment will be made
                                             on the interest payment date
                                             following the next succeeding
                                             Record Date to the registered
                                             holder on such next succeeding
                                             Record Date of such Floating Rate
                                             Book-Entry Note.

                                             Notice of Interest Payment and
                                             Record Dates. On the first Business
                                             Day of March, June, September and
                                             December of each year, CMB will
                                             deliver to the Company, the Trustee
                                             and DTC a written list of Record
                                             Dates and interest payment dates
                                             that will occur with respect to
                                             Book-Entry Notes during the
                                             six-month period beginning on such
                                             first Business Day.

Calculation of Interest:                     Fixed Rate Book-Entry Notes.
                                             Interest on Fixed Rate Book-Entry
                                             Notes (including interest for
                                             partial periods) will be calculated
                                             on the basis of a year of twelve
                                             thirty-day months. (Examples of
                                             interest calculations are as
                                             follows: The period from August 15,
                                             1991, to February 15, 1992, equals
                                             6 months and 0 days, or 180 days;
                                             the interest payable equals 180/360
                                             times the annual rate of interest
                                             times the principal amount of the
                                             Note. The period from September 17,
                                             1991, to February 15, 1992, equals
                                             4 months and 28 days, or 148 days;
                                             the interest payable equals 148/360
                                             times the annual rate of interest
                                             times the principal amount of the
                                             Note.)

                                             Floating Rate Book-Entry Notes.
                                             Interest rates on Floating Rate
                                             Book-Entry Notes will be determined
                                             as set forth in the form of
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                                      -14-
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
                                             Notes. Interest on Floating Rate
                                             Book-Entry Notes will be calculated
                                             on the basis of actual days elapsed
                                             and a year of 360 days except that
                                             in the-case of Treasury Rate Notes,
                                             interest will be calculated on the
                                             basis of the actual number of days
                                             in the year.

Payments of
Principal and
Interest:                                    Payment of Interest Only. Promptly
                                             after each Record Date, CMB will
                                             deliver to the Company, the Trustee
                                             and DTC a written notice specifying
                                             by CUSIP number the amount of
                                             interest to be paid on each Global
                                             Security (other than an Amortizing
                                             Note) on the following interest
                                             payment date (other than an
                                             interest payment date coinciding
                                             with maturity) and the total of
                                             such amounts. DTC will confirm the
                                             amount payable on each Global
                                             Security on such Interest Payment
                                             Date by reference to the
                                             appropriate (daily or weekly) bond
                                             reports published by Standard &
                                             Poor's Corporation. In the case of
                                             Amortizing Notes, CMB will provide
                                             separate written notice to the
                                             Company and to DTC of the principal
                                             and interest due on such security
                                             prior to each Interest Payment Date
                                             at the time and in the manner set
                                             forth in the Letter of
                                             Representations. The Company will
                                             pay to the Paying Agent, the total
                                             amount of interest due on such
                                             Interest Payment Date (and, in the
                                             case of an Amortizing Note,
                                             principal and interest) (other than
                                             at maturity), and the Paying Agent
                                             will pay such amount to DTC at the
                                             times and in the manner set forth
                                             below under "Manner of Payment".

                                             Payments at Maturity and on
                                             Redemption or Repayment. On or
                                             about the first Business Day of
                                             each month, the Paying Agent will
                                             deliver to the Company, the Trustee
                                             and DTC a written list of principal
                                             and interest to be paid on each
                                             Global Security (other than an
                                             Amortizing Note) maturing either at
                                             stated maturity or on a redemption
                                             or repayment date in the following
                                             month. The Paying
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
                                             Agent, the Company and DTC will
                                             confirm the amounts of such
                                             principal and interest payments
                                             with respect to each such Global
                                             Security on or about the fifth
                                             Business Day preceding the maturity
                                             of such Global Security. In the
                                             case of Amortizing Notes, the
                                             Paying Agent will provide separate
                                             written notice of the principal and
                                             interest due on such date to the
                                             Company and to DTC prior to the
                                             date of maturity and any redemption
                                             or repayment date, as the case may
                                             be, at the times and in the manner
                                             set forth in the Letter of
                                             Representations. The Company will
                                             pay to the Paying Agent, the
                                             principal amount of such Global
                                             Security, together with interest
                                             due at such maturity. The Paying
                                             Agent will pay such amounts to DTC
                                             at the times and in the manner set
                                             forth below under "Manner of
                                             Payment". if any stated maturity of
                                             a Global Security representing
                                             Book-Entry Notes is not a Business
                                             Day, the payment due on such day
                                             shall be made on the next
                                             succeeding Business Day and no
                                             interest shall accrue on such
                                             payment for the period from-and
                                             after such maturity. Promptly after
                                             payment to DTC of the principal and
                                             interest due at the maturity of
                                             such Global Security, the Paying
                                             Agent shall deliver such Global
                                             Security to the Trustee which shall
                                             cancel such Global Security in
                                             accordance with the terms of the
                                             Indenture and so advise the
                                             Company. On the first Business Day
                                             of each month, the Paying Agent
                                             will deliver to the Trustee a
                                             written statement indicating the
                                             total principal amount of
                                             outstanding Global Securities as of
                                             the preceding Business Day.

                                             Manner of Payment. The total amount
                                             of any principal and interest due on
                                             Global Securities on any interest
                                             payment date or at maturity shall
                                             be paid by the Company to the
                                             Paying Agent in immediately
                                             available funds as of 9:30 A.M.
                                             (New York City time) on such



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                                      -16-
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
                                             date. The Company will make such
                                             payment on such Global Securities
                                             by wire transfer to the Paying
                                             Agent or by instructing the Paying
                                             Agent to withdraw funds from an
                                             account maintained by the Company
                                             as Paying Agent. The Company will
                                             confirm such instructions in
                                             writing to Paying Agent. Prior to
                                             10 A.M. (New York City time) on
                                             each maturity date, redemption or
                                             repayment, or as soon as possible
                                             thereafter, following receipt of
                                             such funds from the Company, the
                                             Paying Agent will pay by separate
                                             wire transfer (using Fed-wire
                                             message entry instructions in a
                                             form previously specified by DTC)
                                             to an account at the Federal
                                             Reserve Bank of New York previously
                                             specified by DTC, in funds
                                             available for immediate use by DTC,
                                             each payment of principal (together
                                             with interest thereon) due on a
                                             Global Security on such date. On
                                             each interest payment date (other
                                             than at maturity), interest
                                             payments and, in the case of
                                             Amortizing Notes, interest and
                                             principal payments shall be made to
                                             DTC in funds available for
                                             immediate use by DTC, in accordance
                                             with existing arrangements between
                                             the Paying Agent and DTC. On each
                                             such date, DTC will pay, in
                                             accordance with its SDFS operating
                                             procedures then in effect, such
                                             amounts in funds available for
                                             immediate use to the respective
                                             Participants in whose names the
                                             Book-Entry Notes represented by
                                             such Global Securities are recorded
                                             in the book-entry system maintained
                                             by DTC. Neither the Company (as
                                             issuer or as Paying Agent), nor the
                                             Paying Agent shall have any direct
                                             responsibility or liability for the
                                             payment by DTC to such Participants
                                             of the principal or interest on the
                                             Book-Entry Notes.

                                             Withholding Taxes. The amount of
                                             any taxes required under applicable
                                             law to be withheld from any
                                             interest payment on a Book-Entry
                                             Note will be determined and
                                             withheld by the

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                                      -17-
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
                                             Participant, indirect participant
                                             in DTC or other person responsible
                                             for forwarding payments and
                                             materials directly to the
                                             beneficial owner of such Note.

Settlement:                                  The receipt by the Company of
                                             immediately available funds in
                                             payment for a Book-Entry Note and
                                             the authentication and issuance of
                                             the Global Security representing
                                             such Note shall constitute
                                             "Settlement" with respect to such
                                             Note. All orders accepted by the
                                             Company will be settled on the
                                             third Business Day pursuant to the
                                             timetable for Settlement set forth
                                             below unless the Company and the
                                             purchaser agree to Settlement on
                                             another day which shall be no
                                             earlier than the next Business Day
                                             following the date of sale.

Settlement
Procedures:                                  Settlement Procedures with regard
                                             to each Book-Entry Note sold by the
                                             Company through an Agent, as agent,
                                             shall be as follows:

                                        (a)  Such Agent will advise the Company
                                             by telephone (and will confirm in
                                             writing on the same date) of the
                                             following settlement information:

                                             (i)   Principal amount.

                                             (ii)  Stated maturity.

                                             (iii) In the case of a Fixed Rate
                                                   Book-Entry Note, the interest
                                                   rate and if such Note is an
                                                   Amortizing Note, the interest
                                                   rate and Amortization
                                                   Schedule, or in the case of
                                                   Floating Rate Book-Entry
                                                   Note, the initial interest
                                                   rate (if known at such time),
                                                   base rate, index maturity,
                                                   interest reset period,
                                                   interest reset dates, spread
                                                   or spread multiplier (if
                                                   any); minimum interest rate
                                                   (if any) and maximum interest
                                                   rate (if any), interest
                                                   payment
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                                                   period and interest payment
                                                   dates and any other
                                                   information necessary to
                                                   complete such Note.

                                             (iv)  Redemption provisions, if
                                                   any.

                                             (v)   Repayment provisions, if any.

                                             (vi)  Settlement date.

                                             (vii) Sale Date.

                                             (viii) Price.

                                             (ix)  Agent's Commission,
                                                   determined as provided in
                                                   Section I(a) of the
                                                   Distribution Agreement
                                                   between the Company and such
                                                   Agent.

                                             (x)   Whether the Note is an
                                                   original issue discount note,
                                                   and if it is an original
                                                   issue discount note, the
                                                   total amount of original
                                                   issue discount ("OID"), the
                                                   yield to maturity and the
                                                   initial accrual period OID.

                                             (xi)  Net Proceeds to the Company.

                                       (b)   The Company will assign a CUSIP
                                             number to the Global Security
                                             representing such Note and then
                                             advise CMB by telephone or
                                             electronic transmission (confirmed
                                             in writing at any time on the same
                                             date) of the information set forth
                                             in settlement Procedure "A" above,
                                             such CUSIP number and the name of
                                             such Agent. The Company will also
                                             notify the Agent of such CUSIP
                                             number by telephone as soon as
                                             practicable. Each such
                                             communication by the Company shall
                                             constitute a representation and
                                             warranty by the Company to CMB and
                                             each Agent that (i) such Note is
                                             then, and at the time of issuance
                                             and sale thereof will be, duly
                                             authorized for issuance and sale by
                                             the Company, (ii) such
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                                             Note, and the Global Security
                                             representing such Note, will
                                             conform with the terms of the
                                             Indenture pursuant to which such
                                             Note and Global Security are issued
                                             and (iii) upon authentication and
                                             delivery of such Global Security,
                                             the aggregate initial offering
                                             price of all securities sold
                                             pursuant to the Registration
                                             Statement (as defined in the
                                             Distribution Agreement) (including
                                             the Notes) will not exceed $4
                                             billion or the equivalent thereof
                                             in one or more currencies (except
                                             for securities represented by,
                                             authenticated and delivered in
                                             exchange for or in lieu of
                                             securities pursuant to Sections
                                             2.08 and 2.09 of the Indenture).

                                       (c)   CMB will enter a pending deposit
                                             message through DTC's Participant
                                             Terminal System, providing the
                                             following settlement information to
                                             DTC, such Agent and Standard &
                                             Poor's Corporation:

                                             (i)   The information set forth in
                                                   Settlement Procedure "A".

                                             (ii)  Identification as a Fixed
                                                   Rate Book-Entry Note and
                                                   whether such Note is an
                                                   Amortizing Note (by an
                                                   appropriate notation in the
                                                   comments field of DTC's
                                                   Participant Terminal System)
                                                   or a Floating Rate Book-Entry
                                                   Note.

                                             (iii) Initial interest payment date
                                                   for such Note, number of days
                                                   by which such date succeeds
                                                   the related Record Date
                                                   (which, in the case of
                                                   Floating Rate Notes which
                                                   reset daily or weekly, shall
                                                   for DTC purposes be the date
                                                   five calendar days
                                                   immediately preceding the
                                                   applicable Interest Payment
                                                   Date and, in the case of all
                                                   other Notes, shall he the
                                                   Record Date as defined in the
                                                   Note), and, if known,

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                                                   the amount of interest
                                                   payable on such Interest
                                                   Payment Date.

                                             (iv)  The interest payment period.

                                             (v)   CUSIP number of the Global
                                                   Security representing such
                                                   Note.

                                             (vi)  The Participant account
                                                   numbers maintained by DTC on
                                                   behalf of the Agents and CMB.

                                        (d)  CMB will complete such Note, stamp
                                             the appropriate legend as
                                             instructed by the Company in
                                             accordance with DTC procedures, if
                                             not already set forth thereon, and
                                             authenticate the Global Security
                                             representing such Note.

                                        (e)  DTC will credit such Note to CMB's
                                             participant account at DTC.

                                        (f)  CMB will enter an SDFS deliver
                                             order through DTC's
                                             ParticipantTerminal System
                                             instructing DTC to (i) debit such
                                             Note to CMB's participant account
                                             and credit such Note to such
                                             Agent's participant account and
                                             (ii) debit such Agent's settlement
                                             account and credit CMB's settlement
                                             account for an amount equal to the
                                             price of such Note less such
                                             Agent's commission. The entry of
                                             such a deliver order shall
                                             constitute a representation and
                                             warranty by CMB to DTC that (a) the
                                             Global Security representing such
                                             Book-Entry Note has been issued and
                                             authenticated and (b) CMB is
                                             holding such Global Security
                                             pursuant to the Medium Term Note
                                             Certificate Agreement between CMB
                                             and DTC.

                                        (g)  Such Agent will enter an SDFS
                                             deliver order through DTC's
                                             Participant Terminal System
                                             instructing DTC (i) to debit such
                                             Note to such Agent's participant
                                             account and credit such
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
                                             Note to the participant accounts of
                                             the Participants with respect to
                                             such Note and (ii) to debit the
                                             settlement account of such
                                             Participant and credit the
                                             settlement account of such Agent
                                             for an amount equal to the price of
                                             such Note.

                                        (h)  Transfers of funds in accordance
                                             with SDFS deliver orders described
                                             in Settlement Procedures "F" and
                                             "G" will be settled in accordance
                                             with SDFS operating procedures in
                                             effect on the settlement date.

                                        (i)  CMB, upon confirming receipt of
                                             such funds, will credit or wire
                                             transfer to the account of the
                                             Company maintained at The Chase
                                             Manhattan Bank, New York, New York,
                                             in funds available for immediate
                                             use in the amount transferred to
                                             CMB in accordance with Settlement
                                             Procedure

                                        (j)  The Agent will confirm the purchase
                                             of such Note to the purchaser
                                             either by transmitting to the
                                             Participants with respect to such
                                             Note a confirmation order or orders
                                             through DTC's institutional
                                             delivery system or by mailing a
                                             written confirmation to such
                                             purchaser.

Settlement                                   For orders of Book-Entry Notes
Procedures                                   solicited by an Agent, as agent,
Timetable:                                   and accepted by the Company for
                                             Settlement on the first Business
                                             Day after the sale date, Settlement
                                             Procedures "A" through "J" set
                                             forth above shall be completed as
                                             soon as possible but no later than
                                             the respective times (New York City
                                             time) set forth below:

Settlement
Procedure:                                                 Time

                                        A    11:00 A.M. on the sale date

                                        B    12:00 Noon on the sale date

                                        c    2:00 P.M. on the sale date

                                        D    9:00 A.M. on settlement date
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                                        E    10:00 A.M. on settlement date

                                        F-G  2:00   P.M. on settlement date

                                        H    4:45   P.M. on settlement date

                                        I-J  5:00   P.M. on settlement date



                                        If a sale is to be settled more than one
                                        Business Day after the sale date,
                                        Settlement Procedures "A", "B" and "C"
                                        shall be completed as soon as
                                        practicable but no later than 11:00
                                        A.M., 12 Noon and 2:00 P.M.,
                                        respectively on the first Business Day
                                        after the sale date. If the initial
                                        interest rate for a Floating Rate
                                        Book-Entry Note has not been determined
                                        at the time that Settlement Procedure
                                        "A" is completed, Settlement Procedures
                                        "B" and "C" shall be completed as soon
                                        as such rate has been determined but no
                                        later than 12 Noon and 2:00 P.M.,
                                        respectively, on the second Business day following the trade date. Settlement
                                        Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                                        If Settlement of a Book-Entry Note is
                                        rescheduled or cancelled, by no later
                                        than 2:00 P.M. on the Business Day
                                        preceding the settlement date, the
                                        Company will instruct CMB to deliver to
                                        DTC, through DTC's Participant Terminal
                                        System, a cancellation message to such
                                        effect. (CMB will enter such message by
                                        no later than 4:00 P.M. on such Business
                                        Day.)

Failure to
Settle:                                 If CMB fails to enter an SDFS deliver
                                        order with respect to a Book-Entry Note
                                        pursuant to Settlement Procedure "F",
                                        CMB may deliver to DTC, through DTC's
                                        Participant Terminal System, as soon as
                                        practicable a withdrawal message
                                        instructing DTC to debit such Note to
                                        CMB's participant account. DTC will
                                        process the withdrawal message, provided
                                        that CMB's participant account contains
                                        a principal amount of the Global
                                        Security representing such Note that is
                                        at least equal to the principal amount
                                        to be debited. If a withdrawal message
                                        is processed with respect to all the
                                        Book-Entry Notes represented by a Global
                                        Security, the Trustee will mark such
                                        Global
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                                        Security "cancelled" and make
                                        appropriate entries in the Trustee's
                                        records.

                                        The CUSIP number assigned to such Global
                                        Security shall, in accordance with CUSIP
                                        Service Bureau procedures, be cancelled
                                        and not immediately reassigned. If a
                                        withdrawal message is processed with
                                        respect to less than the entire
                                        principal amount of a Global Security,
                                        CMB will exchange such Global Security
                                        for two Global Securities, one of which
                                        shall represent the principal amount of
                                        such Global Security to which the
                                        withdrawal message relates and shall be
                                        cancelled immediately after issuance and the other of which shall represent the remaining principal amount previously represented by the surrendered Global
                                        Security and shall bear the CUSIP number of the surrendered Global Security.

                                        If the purchase price for any Book-Entry
                                        Note is not timely paid to the
                                        Participants with respect to such Note
                                        by the beneficial purchaser thereof (or
                                        a person, including an indirect
                                        participant in DTC, acting on behalf of
                                        such purchaser), such Participants and,
                                        in turn, the Agent for such Note may
                                        enter SDFS deliver orders through DTC's
                                        Participant Terminal System reversing
                                        the orders entered pursuant to
                                        Settlement Procedures "F" and "G",
                                        respectively. Thereafter, the Company
                                        will return to CMB the funds transferred in accordance with Settlement Procedure
                                        "I" and will instruct CMB to deliver the withdrawal message and take the related actions described in the preceding paragraph.

                                        Notwithstanding the foregoing, upon any
                                        failure to settle with respect to a
                                        Book-Entry Note, DTC may take any
                                        actions in accordance with its SDFS
                                        operating procedures then in effect. In
                                        the event of a failure to settle with
                                        respect to less than the entire
                                        principal amount of a Global Security,
                                        the Trustee will provide, in accordance
                                        with Settlement Procedures "D", for the
                                        authentication and issuance of a Global
                                        Security representing the remaining
                                        principal amount to have been
                                        represented by such
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                                        Global Security and will make
                                        appropriate entries in its records.


PART IX.:     Administrative Procedures For Certificated Notes

Currencies:                             Certificated Notes will be denominated
                                        in U.S. dollars or in such other
                                        currency or currency unit as specified
                                        in the Prospectus (the "Specified
                                        Currency").

Denominations:                          The denomination of any Certificated
                                        Note will be an integral a multiple of
                                        $1,000 or 1,000 units of any Specified
                                        Currency other than U.S. dollars.

Registration:                           Certificated Notes will be issued in
                                        fully registered form.

Interest Payments:                      Each Certificated Note which is a Fixed
                                        Rate Note, will bear interest or, in the
                                        case of Certificated Amortizing Notes,
                                        principal and interest, from the date of
                                        issue at the annual rate stated on the
                                        face thereof, payable unless otherwise
                                        specified in the applicable Pricing
                                        Supplement semi-annually on February 15
                                        and August 15 of each year, and at
                                        maturity or, in the case of Certificated
                                        Amortizing Notes, unless otherwise
                                        specified in the applicable Pricing
                                        Supplement, semi-annually on February 15
                                        and August 15 of each year, or quarterly
                                        on February 15, May 15, August 15 and
                                        November 15 of each year and at maturity
                                        subject to certain exceptions, and each
                                        Certificated Note which is a Floating
                                        Rate Note will bear interest as
                                        determined in the manner set forth on
                                        the face thereof, payable on the date or
                                        dates set forth on the face thereof and
                                        will have the record dates as set forth
                                        in the Note.

                                        Interest or, in the case of a
                                        Certificated Amortizing Note, principal
                                        and interest, will be payable to the
                                        person in whose name the Certificated
                                        Note is registered at the close of
                                        business on the record date next
                                        preceding the interest payment date;
                                        provided, however, that (i) interest
                                        payable at maturity (whether or not the
                                        maturity date is an interest
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                                        payment date) will be payable to the
                                        person to whom principal shall be
                                        payable, and (ii) the first payment of
                                        interest on any Certificated Note
                                        originally issued between a record date
                                        and an interest payment date will be
                                        made on the interest payment date
                                        following the next succeeding Record
                                        Date to the registered holder on such
                                        next succeeding Record Date of such
                                        Certificated Note.

                                        The date of issue of each Certificated
                                        Note will be the date of its
                                        authentication, as provided in the
                                        Indenture. The date of authentication of each Certificated Note will be the settlement date. Unless otherwise specified in the applicable Pricing
                                        Supplement, interest (including payments for partial periods) on Fixed Rate
                                        Certificated Notes will be calculated on the basis of a 360-day year of twelve
                                        30-day months and interest on Floating
                                        Rate Certificated Notes will be
                                        determined by the Company and the
                                        Purchaser thereof in accordance with the provisions of the Prospectus. Except as otherwise set forth in the Prospectus, all interest payments and in the case of a Certificated Amortizing Note, principal and interest payments
                                        (excluding interest payments made on a
                                        date of maturity) will be made by check
                                        and mailed to the person entitled
                                        thereto as provided above.

                                        On the fifth business day immediately
                                        preceding each interest payment date,
                                        the Paying Agent will advise the Company
                                        of the aggregate amount of interest to
                                        be paid on the Certificated Notes (other
                                        than Certificated Amortizing Notes)
                                        theretofore issued on such interest
                                        payment date and the currency or
                                        currency units in which such interest
                                        payments are to be made. The Paying
                                        Agent will provide separate written
                                        notice to the Company specifying the
                                        aggregate amount of principal and
                                        interest to be paid on the Certificated
                                        Amortizing Notes on the following
                                        interest payment date (other than at
                                        maturity or earlier redemption or
                                        repayment). The Paying Agent will
                                        provide monthly to the Company's
                                        Treasury Department a list of the
                                        principal and interest to the extent
                                        ascertainable to be paid on the
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                                        Notes (including Amortizing Notes)
                                        maturing in the next succeeding month.

Settlement:                             The receipt of immediately available
                                        funds by the Company in payment for a
                                        Certificated Note and the authentication
                                        and issuance of such Certificated Note
                                        shall, with respect to such Certificated
                                        Note, constitute "Settlement". All
                                        orders accepted by the Company will be
                                        settled on the next business day
                                        pursuant to the timetable for Settlement
                                        set forth below unless the Company and
                                        the purchaser agree to Settlement on a
                                        later date; provided, however, that in
                                        the case of a delayed Settlement the
                                        Company will notify CMB at least 24
                                        hours prior to the time of Settlement.

Settlement Procedures:                  Settlement Procedures with regard to
                                        each Certificated Note sold by an Agent
                                        as agent shall be as follows:

                                        (a)  Such Agent will advise the Company
                                             by telephone or facsimile of the
                                             following settlement information:

                                             (i)    Exact name in which
                                                    Certificated Note is to be
                                                    registered.
                                             (ii)   Exact address of the
                                                    registered owner and address
                                                    for payment of principal and
                                                    interest.
                                             (iii)  Taxpayer identification
                                                    number of the registered
                                                    owner.
                                             (iv)   Principal amount of the
                                                    Certificated Note.
                                             (v)    Currency or currency unit.
                                             (vi)   Interest rate and, in the
                                                    case of a Fixed Rate
                                                    Certificated Note, whether
                                                    such Note is an Amortizing
                                                    Note, and if so, the
                                                    Amortization Schedule.
                                             (vii)  Base Rate.
                                             (viii) Index maturity.
                                             (ix)   Initial interest rate.
                                             (x)    Interest Reset Period.
                                             (xi)   Interest Reset Dates.
                                             (xii)  Interest Payment Periods.
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                                             (xiii)  Interest Payment Dates.
                                             (xiv)   Redemption Provisions, if
                                                     any.
                                             (xv)    Repayment Provisions, if any.
                                             (xvi)   Whether the Note is an
                                                     original issue discount note
                                                     and if it is an original
                                                     issue note, the total amount
                                                     of original issue discount
                                                     ("OID"), the yield to
                                                     maturity and the initial
                                                     accrual period OID.
                                             (xvii)  Maximum interest rate.
                                             (xviii) Minimum interest rate.
                                             (xix)   Spread or spread multiplier.
                                             (xx)    Date of Certificated Note.
                                             (xxi)   Settlement date.
                                             (xxii)  Maturity date.
                                             (xxiii) Agent's commission.
                                             (xxiv)  Net proceeds to the Company.
                                             (xxv)   Minimum denominations
                                                     including the U.S. dollar
                                                     equivalent thereof if
                                                     denominated in other than
                                                     U.S. dollars.
                                             (xxvi)  Calculation Agent.
                                             (xxvii) All other items to be
                                                     specified in any Note.

                                        (b)  The Company will provide CMB with
                                             the information listed in A (which,
                                             if provided orally, will be
                                             promptly confirmed in writing).

                                       (c)   CMB will complete and distribute
                                             the preprinted 4-ply Certificated
                                             Note packet containing the
                                             following documents in forms
                                             approved by the Company, the Agents
                                             and the Trustee:

                                             (i)   Note with customer
                                                   confirmation.
                                             (ii)  Stub 1 - For Agent.
                                             (iii) Stub 2 - For Company.
                                             (iv)  Stub 3 - For CMB.

                                        (d)  CMB will deliver the Certificated
                                             Note (with the confirmation) and
                                             stub 1 to the Agent or the Agent's
                                             agent.
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                                        (e)  The Agent will make payment to the
                                             Company in immediately available
                                             funds equal to the principal amount
                                             of the Certificated Note less any
                                             applicable commission or discount.

                                        (f)  The Agent or the Agent's agent will
                                             deliver the Certificated Note (with
                                             confirmation) to the customer
                                             against payment in immediately
                                             available funds.

                                        (g)  The Agent or the Agent's agent will
                                             obtain the acknowledgment of
                                             receipt of the Certificated Note by
                                             the customer through completion of
                                             stub 1.

                                        (h)  CMB will send by first class mail
                                             stub 2 to the Company.
                                             Periodically, CMB will also send to
                                             the Company and the Trustee a
                                             statement setting forth the
                                             principal amount of the
                                             Certificated Notes outstanding as
                                             of that date after giving effect to
                                             such transaction and all other
                                             orders of which the Company has
                                             advised CMB but which have not yet
                                             been settled.

Settlement                              For offers accepted by the Company,
Procedures                              Settlement Procedures "A" through "H"
Timetable:                              set forth above shall be completed on or
                                        before the respective times to the
                                        extent possible (New York City time) set
                                        forth below:

Settlement Procedures:                                     Time

    A (1-3)                             11:00 A.M. on day prior to settlement.
                                        5:00 P.M. on day of order
    A (4-20)                            1:00 P.M. on day prior to settlement.
    B                                   12:00 P.M. on day of settlement
    C-D                                 3:00 P.M. on day of settlement
    E-F                                 4:30 P.M. on day of settlement
    G-H


Fails:                                  For orders received by an Agent, in the
                                        event that a purchaser shall fail to
                                        accept delivery of and make
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                                        payment for a Certificated Note, such
                                        Agent will notify CMB, and the Company,
                                        by telephone, confirmed in writing, and
                                        return the Certificated Note to CMB.
                                        Upon receipt of the Certificated Note by
                                        CMB, the Company will immediately credit
                                        an account designated by such Agent in
                                        an amount of immediately available funds
                                        equal to the amount previously credited
                                        in respect of the Note. Such credits
                                        will be made on the settlement date, if
                                        possible, and in any event not later
                                        than the business day following the
                                        settlement date. The Agent shall deliver
                                        such Certificated Note to CMB as soon as
                                        practicable. If such fail shall have
                                        occurred for any reason other than the
                                        failure of the Agent to provide the
                                        necessary information to the Company as
                                        described above for Settlement or to
                                        provide a confirmation to the purchaser
                                        within a reasonable period of time as
                                        described above, the Company will
                                        reimburse the Agent on an equitable
                                        basis for its loss of the use of funds
                                        during the period when such funds were
                                        credited to the account of the Company.

                                        Immediately upon receipt of the
                                        Certificated Note in respect of which
                                        the fail occurred, CMB will make
                                        appropriate entries in their records and CMB will deliver such certificated notes to the Trustee for cancellation in accordance with the Indenture.

Maturity:                               At maturity, the principal amount of
                                        each Certificated Note together with any
                                        accrued, but unpaid, interest will be
                                        payable in immediately available funds
                                        provided that the Paying Agent receives
                                        the Certificated Note, and appropriate
                                        information in time to make payments in
                                        such funds in accordance with its normal
                                        procedures. Certificated Notes presented
                                        to the Paying Agent or the Trustee will
                                        be cancelled and disposed of by the
                                        Trustee.

Manner of Payment:                      The total amount of any principal and
                                        interest due on Certificated Notes on
                                        any interest payment date or at maturity
                                        shall be paid by the Company to the
                                        Paying Agent in immediately available
                                        funds as of 9:30 A.M. (New York City
                                        time) on such date. The Company will
                                        make such payment on such
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                                        Certificated Notes by wire transfer to
                                        the Paying Agent or by instructing the
                                        Paying Agent to withdraw funds from an
                                        account maintained by the Company at the
                                        Paying Agent. The Company will confirm
                                        such instructions in writing to the
                                        Paying Agent.

Authenticity
of Signatures:                          The Agents will have no obligation or
                                        liability to the Company or the Trustee
                                        in respect of the authenticity of the
                                        signature of any officer, employee or
                                        agent of the Company or the Trustee on
                                        any Certificated Note.

Calculation of Interest:                The provisions set forth under
                                        "Calculation of Interest" in Part II of
                                        these Administrative Procedures shall
                                        apply mutatis mutandi with respect
                                        to Certificated Notes.
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